NOTE 10 - Loans: Schedule of Unconverted portion of Convertible loan (Tables)	12 Months Ended
Dec. 31, 2025
Tables/Schedules
Schedule of Unconverted portion of Convertible loan

On maturity date of Convertible loan A (Note 14a) an amount of $521 of unconverted portion of Principal Loan Amount and any interest accrued up to the maturity date is due for immediate payment. The Company accrue interest of 9% per annum over the due amount from the maturity date up to the date it will fully repay.

	Unconverted Principal Loan Amount and interest	Interest up to fully repay	Total
Balance as of January 1, 2024	-	-	-
Reclassification of unconverted portion of Principal Loan Amount and interest	521	-	521
Accrued interest recognized in Profit or loss	-	10	10
Balance as of December 31, 2024	521	10	531
Accrued interest recognized in Profit or loss	-	41	41
Repayment of principal and interest	(521)	(51)	(572)
Balance as of December 31, 2025	-	-	-